PRUDENTIAL INVESTMENT PORTFOLIOS 10

655 Broad Street

Newark, New Jersey 07102

September 25, 2019

VIA EDGAR

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re: 497 Filing for Prudential Investment Portfolios 10

Registration numbers 333-119741 and 811-08085

Dear Sir or Madam:

We are filing today via EDGAR an exhibit under Rule 497 containing interactive data format risk/return summary information. The exhibit mirrors the risk/return summary information in a supplement, dated September 19, 2019 (SEC accession number 0001683863-19-002179), to the currently effective Prospectus for PGIM Jennison Equity Income Fund. The purpose of the filing is to submit the 497 filing dated September 19, 2019 in XBRL for the Fund.

Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at (973) 802-6469.

Sincerely,
/s/ Jonathan D. Shain
Jonathan D. Shain
Assistant Secretary